Exhibit 31.1
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                       CERTIFICATION Under Rule 13a-14(a)
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I, Xianping Wang, certify that:

1. I have reviewed and read this Quarterly Report on Form 10-QSB of Xinhua China Ltd.;

2. Based on my knowledge, this Quarterly Report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this Quarterly Report;

3. Based on my knowledge, the financial statements, and other financial information included in this Quarterly Report, fairly present in all material respects the financial condition, results of operations and cash flows of Xinhua China Ltd. as of, and for, the periods presented in this Quarterly Report;

4. Xinhua China Ltd.'s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for Xinhua China Ltd. and have:

     (a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Xinhua China Ltd., including its subsidiary, is made known to us by others within that entity, particularly during the period in which this Quarterly Report is being prepared;

     (b) designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

     (c) evaluated the effectiveness of Xinhua China Ltd.'s disclosure controls and procedures and presented in this Quarterly Report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

     (d) disclosed in this Quarterly Report any change in Xinhua China Ltd.'s internal control over financial reporting that occurred during Xinhua




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          China Ltd.'s fourth fiscal quarter that has materially affected, or is reasonable likely to materially affect, Xinhua China Ltd.'s internal control over financial reporting; and

5. Xinhua China Ltd.'s other certifying officer and I have disclosed, based on our most recent evaluations of internal control over financial reporting, to Xinhua China Ltd.'s auditors and the audit committee of Xinhua China Ltd.'s board of directors (or persons performing the equivalent functions):

     (a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Xinhua China Ltd.'s ability to record, process, summarize and report financial information; and

     (b) any fraud, whether or not material, that involves management or other employees who have a significant role in Xinhua China Ltd.'s control over financial reporting.


Dated: November 22, 2004                     /s/ Xianping Wang
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                                             Xianping Wang, President, Chief
                                             Executive Officer and Director